SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                       ----------------------
                            POST-EFFECTIVE
                          AMENDMENT NO. 1 TO
                              FORM S-8
                      REGISTRATION STATEMENT
                               UNDER
                     THE SECURITIES ACT OF 1933
                        --------------------
                    REAL GOODS TRADING CORPORATION
          (Exact Name of Registrant as Specified in Its Charter)

           CALIFORNIA                        NO. 68-0227324
  (State or Other Jurisdiction of          (I.R.S. Employer
   Incorporation or Organization)           Identification No.)

                     3440 AIRWAY DRIVE, SUITE E
                  SANTA ROSA, CALIFORNIA 95403-2065
          (Address of Principal Executive Offices - Zip Code)

       REAL GOODS TRADING CORPORATION THIRD AMENDED AND RESTATED
                  FISCAL 1993 STOCK INCENTIVE PLAN
                 (1,200,000 SHARES OF COMMON STOCK)

     REAL GOODS TRADING CORPORATION SECOND AMENDED AND RESTATED
     NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN (100,000 SHARES OF
                            COMMON STOCK)

                      (Full Title of the Plans)

                         JOHN SCHAEFFER
                   3440 AIRWAY DRIVE, SUITE E
                 SANTA ROSA, CALIFORNIA 95403-2065
               (Name and Address of Agent for Service)

                         (707) 542-2600
                  (Telephone Number, Including Area Code,
                          of Agent For Service)

                       CALCULATION OF REGISTRATION FEE

                           Proposed
Title of                   Maximum      Proposed
Securities    Amount       Offering     Maximum      Amount of
to be         to be        Price Per    Offering     Registration
Registered    Registered   Share        Price (1)    Fee
Common        1,300,000     $5.00        $6,500,000   $834.00
Stock,
without par
 value

(1) Plus such additional number of shares as may be required pursuant to the option plan in the event of a stock dividend, split-up, merger, consolidation, recapitalization, combination or reclassification of shares or other similar event.
PART II

INFORMATION REQUIRED IN REGISTRATION STATEMENT

This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 (333-15991) amends and restates Part II, Item 8 as follows:

Item 8.Exhibits

Exhibit
Number    Description

4.1 Real Goods Trading Corporation Third Amended and Restated Fiscal 1993 Stock Incentive Plan
4.2* Real Goods Trading Corporation Second Amended and Restated Non-Employee Directors' Stock Option Plan
5 Opinion of Coblentz, Patch, Duffy & Bass, LLP as to the legality of the securities being registered.
23.1      Consent of Deloitte & Touche LLP
23.2      Consent of Coblentz, Patch, Duffy & Bass, LLP (included
          in Exhibit 5)
24*       Power of Attorney

*    Previously Filed

                             SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment No. 1 to Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Rosa, State of California, on November 19, 1999.


                            [S]LES SEELY
                               Les Seely
                               Chief Financial Officer


Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1. to the Registration Statement has been signed by the following persons in the capacities indicated below on November 19, 1999.

[S]JOHN LENSER
   John Lenser
   Director

[S]BARRY REDER
   Barry Reder
   Director

[S]SAM SALKIN
   Sam Salkin
   Director

[S]JOHN SCHAEFFER
   John Schaeffer
   Chief Executive Officer
   Director

[S]STEPHEN MORRIS
   Stephen Morris
   Director


INDEX TO EXHIBITS

Exhibit
Number    Description

4.1 Real Goods Trading Corporation Third Amended and Restated Fiscal 1993 Stock Incentive Plan
4.2* Real Goods Trading Corporation Second Amended and Restated Non-Employee Directors' Stock Option Plan
5 Opinion of Coblentz, Patch, Duffy & Bass, LLP as to the legality of the securities being registered.
23.1      Consent of Deloitte & Touche LLP
23.2      Consent of Coblentz, Patch, Duffy & Bass, LLP (included
          in Exhibit 5)
24*       Power of Attorney

*    Previously Filed